Commitments and Contingent Liabilities	12 Months Ended
Jun. 30, 2012
Commitments and Contingent Liabilities [Abstract]
Commitments and Contingent Liabilities

Note 13. Commitments and Contingent Liabilities

In the normal course of business there are various commitments and contingent liabilities outstanding pertaining to the granting of loans and the lines of credit, which are not reflected in the accompanying consolidated financial statements.

The Bank of Greene County's unfunded loan commitments are as follows at June 30, 2012 and 2011:

(In thousands)	2012	2011
Nonresidential mortgage loan commitments	$5,964	$4,666
Residential mortgage loan commitments	5,087	3,274
Construction and land loan commitments	994	1,065
Unused portion of overdraft lines of credit	735	726
Unused portion of home equity lines of credit	8,432	8,429
Unused portion of commercial lines of credit	10,050	5,997
Commercial loan commitments	805	776
Total commitments	$32,067	$24,933

Commitments to extend credit in the form of loan commitments and lines of credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract.  Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee.  Since many of the commitments are expected to expire without being fully drawn upon, the total commitment amounts do not necessarily represent future cash requirements.  The Bank of Greene County evaluates each customer's credit worthiness on a case-by-case basis.

The amount of collateral, if any, required by The Bank of Greene County upon credit extension is based on management's evaluation of customer credit. Commitments to extend mortgage credit are primarily collateralized by first liens on real estate. Collateral on extensions of commercial lines of credit vary but may include accounts receivable, inventory, property, plant and equipment, and income producing commercial property.